UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2011

KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact name of registrant specified in its charter)

Maryland	333-164703	27-1627696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On October 31, 2011, KBS Real Estate Investment Trust III, Inc. (the “Company”) filed a Current Report on Form 8-K dated October 28, 2011 with regard to the acquisition of a five-story office building containing 138,008 rentable square feet located on approximately 9.7 acres of land located at 900 S. Capital of Texas Highway in Austin, Texas (“Las Cimas IV”). The Company hereby amends the Form 8-K dated October 28, 2011 to provide the required financial information related to its acquisition of Las Cimas IV.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Las Cimas IV

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Year Ended December 31, 2010 and the Nine Months Ended September 30, 2011 (unaudited)	F-2
	Notes to the Statements of Revenues Over Certain Operating Expenses for the Year Ended December 31, 2010 and the Nine Months Ended September 30, 2011 (unaudited)	F-3

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust III, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5
	Unaudited Pro Forma Balance Sheet as of September 30, 2011	F-6
	Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2011	F-8
	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2010	F-10

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: December 23, 2011	BY:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Real Estate Investment Trust III, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Las Cimas IV for the year ended December 31, 2010. This statement is the responsibility of Las Cimas IV's management. Our responsibility is to express an opinion on the statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of Las Cimas IV's revenues and expenses.
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of Las Cimas IV for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California
December 23, 2011

LAS CIMAS IV
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Nine Months Ended September 30, 2011	Year Ended December 31, 2010
	(unaudited)
Revenues:
Rental income	$1,611,367	$1,926,259
Tenant reimbursements	933,348	1,151,848
Total revenues	2,544,715	3,078,107
Expenses:
Real estate taxes and insurance	410,695	502,869
Repairs and maintenance	280,368	478,747
Utilities	198,737	280,155
General and administrative	139,517	159,061
Total expenses	1,029,317	1,420,832
Revenues over certain operating expenses	$1,515,398	$1,657,275

See accompanying notes.

LAS CIMAS IV
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2010
and the Nine Months Ended September 30, 2011 (unaudited)

1. DESCRIPTION OF REAL ESTATE PROPERTY
On October 28, 2011, KBS Real Estate Investment Trust III, Inc. ("KBS REIT III"), through an indirect wholly owned subsidiary, acquired from Las Cimas IV Limited Partnership (the “Seller”) a five-story office building containing 138,008 rentable square feet located on approximately 9.7 acres of land located at 900 S. Capital of Texas Highway in Austin, Texas (“Las Cimas IV”). The Seller is not affiliated with KBS REIT III or its external advisor, KBS Capital Advisors LLC. The contractual purchase price of Las Cimas IV was approximately $35.9 million plus closing costs.
KBS REIT III is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate properties located throughout the United States and real estate-related investments.
2. BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
Las Cimas IV is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of Las Cimas IV. Excluded items include interest, depreciation and amortization, and certain general and administrative costs not directly comparable to the future operations of Las Cimas IV.
The accompanying unaudited statement of revenues over certain operating expenses has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2011 are not necessarily indicative of the results that may be expected for the year ending December 31, 2011.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) Las Cimas IV was acquired from an unaffiliated party and (ii) based on due diligence of Las Cimas IV by KBS REIT III, management is not aware of any material factors relating to Las Cimas IV that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statements of revenues over certain operating expenses are presented on an unaudited basis.
3. SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by $0.3 million and $46,000 for the year ended December 31, 2010 and nine months ended September 30, 2011 (unaudited), respectively.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

LAS CIMAS IV
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Year Ended December 31, 2010
and the Nine Months Ended September 30, 2011 (unaudited)

4. DESCRIPTION OF LEASING ARRANGEMENTS
As of December 31, 2010, Las Cimas IV was 81% leased by 10 tenants. For the year ended December 31, 2010, Las Cimas IV earned approximately 77% of its rental income from three tenants: two tenants in the technology industry and one tenant in the legal services industry.
One of the tenants in the technology industry occupies 14,374 rentable square feet, or approximately 10% of the total rentable square feet. This tenant’s lease expires on April 30, 2015, with a three- or five-year extension option. This tenant has a one-time option to terminate its lease in its entirety or up to 50% of the premises, which option becomes effective as of April 30, 2013, subject to a termination fee. For the year ended December 31, 2010, Las Cimas IV earned 13% of its rental income from this tenant.
The other tenant in the technology industry occupies 27,446 rentable square feet, or approximately 20% of the total rentable square feet. This tenant’s lease expires on June 30, 2014 with two five-year extension options. For the year ended December 31, 2010, Las Cimas IV earned 27% of its rental income from this tenant.
The tenant in the legal services industry occupies 35,604 rentable square feet, or approximately 26% of the total rentable square feet. This tenant’s lease expires on June 18, 2018 with two five-year extension options. This tenant has a one-time option to terminate the lease, which option becomes effective as of May 31, 2013, subject to a termination fee. For the year ended December 31, 2010, Las Cimas IV earned 37% of its rental income from this tenant.
No other tenant leases represented more than 10% of rental income for the year ended December 31, 2010.
5. FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2010, the future minimum rental receipts due under non-cancelable operating leases for the years ending December 31 were as follows:

2011	$2,116,792
2012	2,242,826
2013	2,272,006
2014	1,887,519
2015	1,347,408
Thereafter	3,446,226
$13,312,777
6. COMMITMENTS AND CONTINGENCIES
Tenant Lease Termination Options
Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out, the total amount of future minimum rent received by Las Cimas IV will be reduced.
Environmental
Las Cimas IV is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on Las Cimas IV's financial condition and results of operations as of December 31, 2010.
7. SUBSEQUENT EVENTS
KBS REIT III evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on December 23, 2011.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheets of KBS Real Estate Investment Trust III, Inc. (“KBS REIT III”) as of December 31, 2010 and September 30, 2011, the related consolidated statements of operations, stockholders’ equity, and cash flows for the three and nine months ended September 30, 2011, and the notes thereto. The consolidated financial statement of KBS REIT III as of the year ended December 31, 2010 and the consolidated financial statements as of and for the three and nine months ended September 30, 2011 have been included in KBS REIT III’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of Las Cimas IV, which are included herein.
The unaudited pro forma balance sheet as of September 30, 2011 has been prepared to give effect to the acquisition of Las Cimas IV as if the acquisition occurred on September 30, 2011.
The unaudited pro forma statements of operations for the nine months ended September 30, 2011 and for the year ended December 31, 2010 have been prepared to give effect to the acquisition of Las Cimas IV acquired on October 28, 2011, as if the acquisition occurred on January 1, 2010.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Las Cimas IV been consummated as of January 1, 2010. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2011

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustment		Pro Forma Total
		Las Cimas IV (b)
Assets
Real estate:
Land	$2,850,000	$4,650,000	(c)	$7,500,000
Building and improvements	37,943,918	25,760,931	(c)	63,704,849
Tenant origination and absorption costs	6,579,529	5,500,787	(c)	12,080,316
Total real estate, cost	47,373,447	35,911,718		83,285,165
Less accumulated depreciation and amortization	(89,645)	—		(89,645)
Total real estate, net	47,283,802	35,911,718		83,195,520
Real estate loan receivable, net	9,881,927	—		9,881,927
Cash and cash equivalents	15,025,677	—		15,025,677
Accrued interest receivable	61,627	—		61,627
Above-market leases, net	—	109,527	(c)	109,527
Deferred financing costs, prepaid expenses and other assets	1,286,302	75,433	(d)	1,361,735
Total assets	$73,539,335	$36,096,678		$109,636,013
Liabilities and stockholders’ equity
Note payable	$18,250,000	$24,000,000	(e)	$42,250,000
Accounts payable and accrued liabilities	825,267	—		825,267
Due to affiliates	516,346	—		516,346
Distributions payable	322,485	—		322,485
Below-market leases, net	—	306,971	(c)	306,971
Total liabilities	19,914,098	24,306,971		44,221,069
Commitments and contingencies
Redeemable common stock	228,989	—		228,989
Stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 6,623,513 shares issued and outstanding, 8,001,663 pro forma shares	66,235	13,870		80,105
Additional paid-in capital	55,746,055	11,775,837		67,521,892
Cumulative distributions and net losses	(2,416,042)	—		(2,416,042)
Total stockholders’ equity	53,396,248	11,789,707		65,185,955
Total liabilities and stockholders’ equity	$73,539,335	$36,096,678		$109,636,013

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2011

(a)	Historical financial information derived from KBS REIT III’s Quarterly Report on Form 10-Q as of September 30, 2011.

(b)
Represents the acquisition of Las Cimas IV. The contractual purchase price of Las Cimas IV was $35.9 million. This amount was funded from financing of $24.0 million, which is part of a one-year secured bridge loan, and proceeds, net of offering costs, received from KBS REIT III’s initial public offering through the acquisition date. The pro forma adjustments assume the proceeds were raised as of September 30, 2011 and KBS REIT III received a gross offering price of $10 per share.

(c)
KBS REIT III determined the cost of tangible assets, identifiable intangibles and assumed liabilities (consisting of above and below-market leases and tenant origination and absorption costs) acquired in the business combination based on their estimated fair values. The purchase accounting for these acquisitions is preliminary and subject to change.

(d)	Represents loan fees incurred in conjunction with the financing of Las Cimas IV.

(e)	Represents the portion used from a $42.3 million secured bridge loan to finance the acquisition of Las Cimas IV. Domain Gateway and Las Cimas IV secure the bridge loan.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2011

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustment		Pro Forma Total
		Las Cimas IV
Revenues:
Rental income	$15,951	$1,715,623	(b)	$1,731,574
Tenant reimbursements	9,679	933,348	(c)	943,027
Interest income from real estate loan receivable	202,426	—		202,426
Total revenues	228,056	2,648,971		2,877,027
Expenses:
Operating, maintenance, and management	2,212	618,622	(d)	620,834
Real estate taxes and insurance	4,596	410,695	(e)	415,291
Asset management fees to affiliate	21,302	201,760	(f)	223,062
Real estate acquisition fees to affiliates	476,381	—		476,381
Real estate acquisition fees and expenses	265,627	—		265,627
General and administrative expenses	972,120	—		972,120
Depreciation and amortization	89,645	1,207,720	(g)	1,297,365
Interest expense	2,523	445,238	(h)	447,761
Total expenses	1,834,406	2,884,035		4,718,441
Other income:
Other interest income	10,107	—		10,107
Net loss	$(1,596,243)	$(235,064)		$(1,831,307)
Net loss per common share, basic and diluted	$(0.74)			$(0.52)
Weighted-average number of common shares outstanding, basic and diluted	2,152,211			3,530,361

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2011

(a)	Historical financial information derived from KBS REIT III’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2011.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS REIT III), including amortization of above-market lease assets and below-market lease liabilities, for the nine months ended September 30, 2011. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2010. Above-market lease assets and below-market lease liabilities are amortized over the remaining non‑cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2011, based on historical operations of the previous owners.

(d)
Represents operating expenses (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2011, based on historical operations of the previous owners.

(e)
Represents real estate taxes and insurance expense incurred by Las Cimas IV (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2011 based on historical operations of the previous owners.

(f)
Represents asset management fees (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2011 that would be due to affiliates of KBS REIT III had the assets been acquired on January 1, 2010. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS REIT III's advisor equal to one‑twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees payable to KBS REIT III's advisor.

(g)
Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT III) for the nine months ended September 30, 2011. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(h)
Represents interest expense incurred on the $24.0 million portion of a $42.3 million bridge loan used to finance Las Cimas IV, which bears interest at a variable rate of 225 basis points over one-month LIBOR, maturing September 29, 2012.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustment		Pro Forma Total
		Las Cimas IV
Revenues:
Rental income	$—	$2,063,196	(b)	$2,063,196
Tenant reimbursements	—	1,151,848	(c)	1,151,848
Interest income from real estate loan receivable	—	—		—
Total revenues	—	3,215,044		3,215,044
Expenses:
Operating, maintenance, and management	—	917,963	(d)	917,963
Real estate taxes and insurance	—	502,869	(e)	502,869
Asset management fees to affiliate	—	269,014	(f)	269,014
Real estate acquisition fees to affiliates	—	—		—
Real estate acquisition fees and expenses	—	—		—
General and administrative expenses	—	—		—
Depreciation and amortization	—	1,518,641	(g)	1,518,641
Interest expense	—	733,549	(h)	733,549
Total expenses	—	3,942,036		3,942,036
Other income:
Other interest income	—	—		—
Net loss	$—	$(726,992)		$(726,992)
Net loss per common share, basic and diluted	$—			$(0.52)
Weighted-average number of common shares outstanding, basic and diluted	20,000			1,398,150

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

(a)
Historical financial information derived from KBS REIT III’s Annual Report on Form 10-K for the year ended December 31, 2010. As noted in the Form 10-K for the year ended December 31, 2010, KBS REIT III had been formed but had not yet commenced real estate operations. As such, no statement of operations for the year ended December 31, 2010 was disclosed since results of operations were not material.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS REIT III), including amortization of above-market lease assets and below-market lease liabilities, for the year ended December 31, 2010. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2010. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2010, based on historical operations of the previous owners.

(d)	Represents operating expenses (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2010, based on historical operations of the previous owners.

(e)
Represents real estate taxes and insurance expense incurred by Las Cimas IV (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2010 based on historical operations of the previous owners.

(f)
Represents asset management fees (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2010 that would be due to affiliates of KBS REIT III had the assets been acquired on January 1, 2010. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS REIT III's advisor equal to one-twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees payable to KBS REIT III's advisor.

(g)
Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2010. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(h)
Represents loan fee amortization and interest expense incurred on the $24.0 million portion of a $42.3 million bridge loan used to finance Las Cimas IV, which bears interest at a variable rate of 225 basis points over one-month LIBOR, maturing September 29, 2012. Amortization of loan fees is recognized using the interest method over the life of the loan.